Exhibit 99.1

TRUST AGREEMENT

between

WORLD OMNI AUTO LEASING LLC,

as Depositor,

and

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Owner Trustee

Dated March 14, 2018

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EXHIBIT A	Form of Trust Certificate
EXHIBIT B	Form of Certificate of Trust
EXHIBIT C	Form of Transferor Certificate
EXHIBIT D	Form of Investment Letter

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TRUST AGREEMENT

This TRUST AGREEMENT is dated March 14, 2018 between WORLD OMNI AUTO LEASING LLC, a Delaware limited liability company, as depositor (the "Depositor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, as owner trustee (not in its individual capacity, but solely as owner trustee, the "Owner Trustee").

ARTICLE I

Definitions

SECTION 1.01         Capitalized Terms. Unless otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A to the Indenture, dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the "Indenture"), or, if not defined therein, in Appendix A to the Collateral Agency Agreement. All references herein to "the Agreement" or "this Agreement" are to this Trust Agreement as it may be amended and supplemented from time to time, the Exhibits hereto and the capitalized terms used herein which are defined in Appendix A to the Indenture or Collateral Agency Agreement, as applicable, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified.

SECTION 1.02         Other Interpretive Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

ARTICLE II

Organization

SECTION 2.01         Name. The Trust shall be known as "World Omni Automobile Lease Securitization Trust 2018-A" (the "Trust"), in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

SECTION 2.02         Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

SECTION 2.03         Purposes and Powers. (a) The purpose of the Trust is to engage in the following activities and the Trust shall have the power and authority, and the Owner Trustee in the name and on behalf of the Trust is hereby authorized:

(i)          To execute, issue, deliver and cause to be authenticated the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to transfer the Notes and the Trust Certificates to the Depositor;

(ii)         with the proceeds of the sale of the Notes, to purchase the Exchange Notes, to make deposits into and withdrawals from the Reserve Account, and to pay the organizational, start-up and transactional expenses of the Trust;

(iii)        to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture (including the filing of financing statements in connection therewith) and to hold, manage and distribute to the Certificateholders any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

(iv)        to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is to be a party;

(v)         subject to the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate; and

(vi)        to engage in those activities, including entering into agreements and executing and delivering documents and instruments, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including entering into interest rate swaps and caps and other derivative instruments.

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The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Transaction Documents.

SECTION 2.04         Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and under the Statutory Trust Act.

SECTION 2.05         Initial Capital Contribution of Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, the sum of $1 previously delivered. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

SECTION 2.06         Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. The Trust is not intended to be a business trust within the meaning of Section 101(9)(A)(v) of the Bankruptcy Code. It is also the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes, on and after the Closing Date, (a) so long as the Trust has only one Certificateholder, the Trust shall be disregarded as a separate entity and (b) at such time as the Trust has more than one Certificateholder, the Trust will be treated as a partnership, with the assets of the partnership being the Exchange Note and other assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being non-recourse debt of the partnership. The Depositor (and any future Certificateholder by the purchase of the Trust Certificate will be deemed to have agreed) and the Owner Trustee agree to take no action inconsistent with such tax treatment. The Trust shall not elect to be treated as an association under Treasury Regulations Section 301.7701-3(a). The parties agree that, unless otherwise required by appropriate tax authorities, the sole Certificateholder or the Trust, as applicable, will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the foregoing characterization of the Trust for such tax purposes. Effective as of the date hereof, the Owner Trustee, shall have all rights, powers, authority and duties set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Trust. Any action taken on behalf of the Trust prior to the date hereof with respect to the filing of financing statements, the Certificate of Trust of the Trust, or a qualification to do business in the States of Alabama and Delaware is hereby ratified.

SECTION 2.07         Organizational Expenses; Liabilities of the Holders.

(a)          The Administrator shall pay organizational expenses of the Issuing Entity as they may arise.

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(b)          No Certificateholder, other than to the extent set forth in paragraph (a), shall have any personal liability for any liability or obligation of the Trust.

SECTION 2.08         Title to Trust Property. Legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

SECTION 2.09         Situs of Trust. The Trust will be located in the State of Delaware and administered in the State of Illinois. All bank accounts maintained on behalf of the Trust shall be located in the States of Delaware, Illinois, New York or Minnesota, or such other States as directed by the Depositor. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, Illinois, New York or Minnesota, or such other States as directed by the Depositor, and payments will be made by the Trust only from Delaware or New York, or such other States as directed by the Depositor. The only office of the Trust shall be the principal corporate trust office of the Owner Trustee located at its Corporate Trust Office.

SECTION 2.10         Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

(a)          The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)          The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary material licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the Depositor's earnings, business affairs or business prospects.

(c)          The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary action.

(d)          The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement or bylaws of the Depositor; (ii) breach, conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of

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time) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; (iii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); or (iv) violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties, except, in the case of clauses (ii), (iii) and (iv), for such breaches, defaults, conflicts, liens or violations that would not have a material adverse effect on the Depositor's earnings, business affairs or business prospects.

(e)          To the Depositor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any of the other Transaction Documents, (ii) seeking to prevent the issuance of the Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents or (iv) involving the Depositor and which might materially and adversely affect the federal income tax or other federal, state or local tax attributes of the Trust Certificates.

SECTION 2.11         Financing Statements. The Trust hereby authorizes the filing of financing statements in connection with the grant of a security interest to the Indenture Trustee pursuant to the granting clause of the Indenture. In addition, the Trust hereby ratifies any such financing statements filed prior to the date hereof.

SECTION 2.12         Amended and Restated Trust Agreement. This Trust Agreement is the amended and restated trust agreement contemplated by the Trust Agreement, dated as of January 30, 2018 (the "Initial Trust Agreement"), between the Depositor and the Owner Trustee. This Trust Agreement amends and restates in its entirety the Initial Trust Agreement.

ARTICLE III

Trust Certificates and Transfer of Interests

SECTION 3.01         The Trust Certificates. The trust certificates (each evidencing the beneficial interest of the Certificateholder in the Issuing Entity and substantially in the form of Exhibit A hereto, a "Trust Certificate") shall in the aggregate represent a 100% Percentage Interest in the Trust. On the date hereof, the Depositor or its designee shall be the sole Certificateholder of each of the Trust Certificates and each of the Trust Certificates shall be registered, upon initial issuance, in the name of the Depositor or its designee. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Owner Trustee, shall be validly issued and entitled to the

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benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

A transferee of a Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.03.

SECTION 3.02         Authentication of Trust Certificates. On the Closing Date, the Owner Trustee shall cause the Trust Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor signed by the Depositor's president, any vice president, secretary, treasurer or any assistant treasurer, without further company action by the Depositor. No Trust Certificate shall entitle a Certificateholder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Certificate Registrar, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

SECTION 3.03         Registration of Transfer and Exchange of Trust Certificates. The certificate registrar (the "Certificate Registrar") shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.07, a certificate register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

The Trust Certificates have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Trust Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Holder's prospective transferee shall each certify to the Owner Trustee, the Certificate Registrar and the Depositor in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit C (the "Transferor Certificate") and Exhibit D (the "Investment Letter"). Except in the case of a transfer as to which the proposed transferee has provided an Investment Letter with respect to a Rule 144A transaction, there shall also be delivered to the Owner Trustee, the Certificate Registrar and the Depositor an opinion of counsel that such transfer may be made pursuant to an exemption from the Securities Act and state securities laws, which opinion of counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Indenture Trustee (unless it is the transferee from whom such opinion is to be obtained) or of the Depositor or World Omni; provided that such opinion of counsel in respect of the applicable state securities laws may be a memorandum of law rather

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than an opinion if such counsel is not licensed in the applicable jurisdiction. The Depositor shall provide to any Certificateholder and any prospective transferee designated by any such Certificateholder information regarding the Certificates and the Transaction Units and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuing Entity, the Owner Trustee and the Certificate Registrar, the Indenture Trustee, the Depositor and World Omni (in any capacity) against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

No transfer of a Trust Certificate shall be made to any Person unless the Certificate Registrar has received (A) a certificate in the form of paragraph 3 to the Investment Letter attached hereto as Exhibit D from such Person to the effect that such Person is not and is not acting on behalf of (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, (ii) a "plan" described in Section 4975(e)(1) of the Code subject to Section 4975 of the Code, (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (iv) any plan that is subject to any federal, state or local law that is substantially similar to the foregoing provisions of Section 406 of ERISA or Section 4975 of the Code ("Similar Law") (each, a "Plan") or (B) an opinion of counsel satisfactory to the Owner Trustee, the Certificate Registrar and the Depositor to the effect that the purchase and holding of such Trust Certificate by such Person (i) will not result in the assets of the Issuing Entity being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA, Section 4975 of the Code or Similar Law and will not subject the Owner Trustee, the Indenture Trustee, the Certificate Registrar, the Servicer or the Depositor to any obligation in addition to those undertaken in the Basic Documents and (ii) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law. The preparation and delivery of the certificate and opinions referred to above with respect to a proposed transfer shall not be an expense of the Issuing Entity, the Owner Trustee, the Certificate Registrar, the Indenture Trustee, World Omni (in any capacity) or the Depositor. Any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee.

None of the Issuing Entity, the sponsor, the Depositor, the Servicer, the Owner Trustee or the Certificate Registrar or any of their respective affiliates or employees (collectively, the "Transaction Parties") will act as a fiduciary to any Plan with respect to the decision to acquire or hold a Trust Certificate and is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, with respect to such decision. The decision to acquire and hold a Trust Certificate must be made by each prospective Plan acquirer on an arm’s length basis. In addition, each Plan acquiring Trust Certificates that is subject to Title I of ERISA or Section 4975 of the Code must generally be represented by a fiduciary independent of the Transaction Parties (which may not be an IRA owner or spouse of the IRA owner, in the case of an investor that is an IRA, or a participant of a Plan acting in such capacity) that (i) is capable of evaluating investment risks independently, both in general and with regard to the prospective investment in the Trust Certificates, (ii) has exercised independent judgment in

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evaluating whether to invest the assets of such Plan in the Trust Certificates and (iii) is a bank, an insurance carrier, a registered investment adviser, a registered broker-dealer or an independent fiduciary with at least $50 million of assets under management or control. No transfer of a Trust Certificate shall be made to any Person that is a Plan subject to Title I of ERISA or Section 4975 of the Code unless the Depositor, the Owner Trustee and the Certificate Registrar have received a certificate in the form of paragraph 4 to the Investment Letter attached hereto as Exhibit D from such Plan to the foregoing effect. The preparation and delivery of the certificate referred to above with respect to a proposed transfer shall not be an expense of the Issuing Entity, the Owner Trustee, the Certificate Registrar, the Indenture Trustee, World Omni (in any capacity) or the Depositor. Any attempted or purported transfer in violation of the foregoing restrictions will be null and void and will vest no rights in any purported transferee.

No transfer of a Trust Certificate shall be made to any Person unless (i) the Certificate Registrar, the Owner Trustee and the Depositor have received an opinion of independent counsel that such action will not cause the trust to be treated as an association (or publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes, (ii) such transferee or assignee agrees to take positions for tax purposes consistent with the tax positions agreed to be taken by the Certificateholder, (iii) such Person is a United States Person (within the meaning of Section 7701(a)(30) of the Code) and has delivered to the Certificate Registrar a certificate to that effect and (iv) the Certificate Registrar, the Owner Trustee and the Depositor have received on or prior to the date such person becomes a Certificateholder under this Agreement (and from time to time thereafter upon the reasonable request of the Certificate Registrar, the Owner Trustee or the Depositor), executed originals of Internal Revenue Service Form W-9 certifying that such Certificateholder is exempt from U.S. federal backup withholding tax. For the avoidance of doubt, any transfer of a Trust Certificate by a Certificateholder other than the initial Certificateholder must comply with the forgoing provision. No Trust Certificate (other than the Trust Certificates issued to and held by the Depositor or its Affiliates) may be subdivided upon transfer or exchange in a manner such that any resulting Trust Certificate(s) or beneficial ownership of a Trust Certificate held through a party considered a nominee for U.S. federal income tax purposes represent(s) less than a 2.00% fractional undivided interest in the Trust (or such other amount as the Depositor may determine in order to prevent the Trust from being treated as a "publicly traded partnership" under Section 7704 of the Code, but in no event less than a 1.00% fractional undivided interest in the Trust).

The Certificate Registrar shall cause each Certificate to contain a legend stating that transfer of the Certificates is subject to certain restrictions and referring prospective purchasers of the Certificates to the terms of this Agreement with respect to such restrictions.

Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.07, the Owner Trustee shall execute, on behalf of the Trust, and the Owner Trustee or the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or the Certificate Registrar. At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.07. No Certificate (other than the Certificates issued to and held by the Depositor or its Affiliates) may be subdivided upon transfer or exchange in a manner such that the resulting Certificate represents less than 2.00% fractional undivided interest in the Trust (or such other amount as the Depositor may determine in order to prevent the Trust

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from being treated as a "publicly traded partnership" under Section 7704 of the Code, but in no event less than a 1.00% fractional undivided interest in the Trust).

Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

Notwithstanding any other provision herein or elsewhere, other than to determine that any Transferor Certificate, Investment Letter, opinion of counsel, certificate, written instrument of transfer or other document or instrument delivered to the Certificate Registrar or Owner Trustee pursuant to this Section 3.03 substantially complies on its face with the requirements set forth in this Section 3.03 and subject to Section 7.01, neither the Owner Trustee nor the Certificate Registrar shall have any obligation to determine whether or not any transfer or exchange or proposed or purported transfer of a Certificate complies with applicable law or is permitted under or in accordance with this Agreement, and neither the Owner Trustee nor the Certificate Registrar shall have any personal liability to any Person in connection with any transfer or exchange or proposed or purported transfer or exchange (and/or registration thereof) that is not permitted under or in accordance with this Agreement.

During the period described in 17 CFR Part 246.12(f)(1), no Certificateholder may sell, transfer, assign, participate, pledge or otherwise dispose of any Certificate until the expiration of such period; provided, that, during such period, such Certificateholder may sell, transfer, assign, participate, pledge or otherwise dispose of any Certificate to World Omni or any "majority-owned affiliate" (as such term is defined in 17 CFR Part 246.2) of World Omni in accordance with the restrictions contained in 17 CFR Part 246.12. Any purported transfer of a Certificate not in accordance with this paragraph of Section 3.03 shall be null and void and shall not be given effect for any purpose whatsoever. In no event shall the Owner Trustee or the Certificate Registrar have any responsibility to monitor compliance with or be charged with knowledge of the Credit Risk Retention Rules, nor shall either of them be liable to any investor, Holder, party or any other Person whatsoever for violation of such rules or requirements or such similar provisions now or hereafter in effect.

SECTION 3.04         Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the

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Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

SECTION 3.05         Persons Deemed Owners. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

SECTION 3.06         Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Servicer or the Depositor, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Certificateholders of Trust Certificates evidencing not less than a 25% Percentage Interest of the Certificates apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

SECTION 3.07         Maintenance of Office or Agency. The Certificate Registrar shall maintain an office or offices or agency or agencies where Trust Certificates may be surrendered to the Certificate Registrar for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Trust Certificates may be served. The Certificate Registrar initially designates the Corporate Trust Office of the Owner Trustee for such purposes. The Owner Trustee shall maintain an office or offices or agency or agencies where notices and demands to or upon the Owner Trustee in respect of the Transaction

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Documents may be served. The Owner Trustee initially designates its Corporate Trust Office as its office for such purposes. The Certificate Registrar or the Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

SECTION 3.08        Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Trust Collection Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Indenture Trustee will be the initial Paying Agent. In the event that the Indenture Trustee shall no longer be the Paying Agent, the Depositor shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Depositor shall cause such successor Paying Agent or any additional Paying Agent appointed by the Depositor to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

SECTION 3.09         Code Section 385 Restrictions. Unless the Trust has received an Opinion of Counsel that the restriction on the proposed acquisition of the Certificate (or interest therein) described by this paragraph is no longer necessary to conclude that any such acquisition (and subsequent resale of the applicable Notes described below) will not cause the Treasury Regulations under Section 385 of the Code to apply to the applicable Notes described below in a manner that could cause an adverse effect on the Trust (including for the applicable Notes to be treated as equity for federal income tax purposes) or the Trust to be treated as an association or a publicly traded partnership taxable as a corporation, (A) a Section 385 Certificateholder cannot acquire a Certificate (or interest therein) if (i) a member of any "expanded group" (as defined in Treasury Regulation Section 1.385-1(c)(4)) that includes the Section 385 Certificateholder owns any Notes or (ii) a Section 385 Controlled Partnership of such expanded group owns any Notes and (B) a Section 385 Certificateholder cannot hold the Certificate (or interest therein) if (i) a member of any "expanded group" (as defined in Treasury Regulation Section 1.385-1(c)(4)) that includes the Section 385 Certificateholder acquires any Notes from the Trust, any Affiliate, or through the marketplace or (ii) a Section 385 Controlled Partnership of such expanded group acquires any Notes from the Trust, any Affiliate, or through the marketplace. The preceding sentence shall not apply if the holder or potential holder of the applicable Notes is (y) a U.S. corporate member of the same U.S. corporate affiliated group (as defined in Section 1504 of the Code) filing a consolidated federal income tax return that includes each of any applicable related Section 385 Certificateholders (including in the case of a partnership, the relevant "expanded group partner" (as defined in Treasury Regulation Section

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1.385-3(g)(12))) or (z) a partnership all the partners of which are either such U.S. corporate members as described in clause (y) or partnerships all of the partners of which are such U.S. corporate members as described in clause (y). If a Certificateholder fails to comply with the requirements of this paragraph, the Administrator is authorized, in the Administrator's discretion, to compel such Certificateholder to sell its Certificate (or interest therein) to a Person whose acquisition or holding thereof does not result in a failure to comply with this paragraph. In no event shall the Owner Trustee or Certificate Registrar be held liable for any default or nonperformance by the Administrator, and neither the Owner Trustee nor the Certificate Registrar shall have any responsibility to monitor compliance with or be charged with knowledge of the foregoing restrictions, nor shall either of them be liable to any investor, Holder, party or any other Person whatsoever for violation of such restrictions.

For the purposes of this section, "Section 385 Certificateholder" means a holder of a Certificate (or interest therein), including such person who would become a Section 385 Certificateholder upon the transfer of a Certificate (or interest therein) to such person, that is (1) an entity (foreign or domestic) that is treated as a corporation for United States federal income tax purposes, (2) an entity (foreign or domestic) that (i) is treated as a partnership for United States federal income tax purposes and 80 percent or more of its ownership interests are controlled, directly or indirectly, by an "expanded group," within the meaning of Treasury Regulation Section 1.385-1(c)(4) and (ii) has an expanded group partner (as defined in Treasury Regulation Section 1.385-3(g)(12)) that is an entity (foreign or domestic) that is treated as a corporation for United States federal income tax purposes or (3) a disregarded entity or grantor trust of an entity described in clause (1) or (2). For purposes of this section, "Section 385 Controlled Partnership" has the meaning set forth in Treasury Regulation Section 1.385-1(c)(1) for a "controlled partnership."

ARTICLE IV

Actions by Owner Trustee

SECTION 4.01         Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders prior to the 30th day after such notice is given shall not have notified the Owner Trustee in writing that such Certificateholders have withheld consent or provided alternative direction:

(a)          the election by the Trust to file an amendment to the Certificate of Trust, a form of which is attached hereto as Exhibit B (unless such amendment is required to be filed under the Statutory Trust Act);

(b)          the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(c)          the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment would materially adversely affect the interests of the Certificateholders;

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(d)          the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders; or

(e)          the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

SECTION 4.02         Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the written direction of the Certificateholders, to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator under the Administration Agreement pursuant to Section 8 thereof, or (c) remove the Servicer under the Exchange Note Servicing Supplement pursuant to Section 14.1. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

SECTION 4.03         Action by Certificateholders with Respect to Bankruptcy. To the fullest extent permitted by applicable law, the Owner Trustee shall not have any power to, and shall not, (i) institute proceedings to have the Trust declared or adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the assets of the Trust, (v) make any assignment for the benefit of the Trust's creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). To the fullest extent permitted by applicable law, so long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

SECTION 4.04         Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.03 or contrary to applicable law, nor shall the Owner Trustee be obligated to follow any such direction, if given.

SECTION 4.05         Majority Control. To the extent that there is more than one Certificateholder, except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders of Trust Certificates evidencing in the aggregate greater than a 50% Percentage Interest. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this

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Agreement shall be effective if signed by Certificateholders of Trust Certificates evidencing in the aggregate greater than a 50% Percentage Interest at the time of the delivery of such notice.

ARTICLE V

Application of Trust Funds; Certain Duties

SECTION 5.01         Application of Trust Funds.

(a)          Distributions on the Certificates shall be made by the Paying Agent in accordance with the provisions of the Indenture. Subject to the lien of the Indenture, the Paying Agent shall promptly distribute to the Certificateholder all other amounts (if any) received by the Trust or the Paying Agent in respect of the Trust Estate. After the Indenture has been discharged with respect to the Collateral, the Paying Agent shall distribute the amounts received (if any) by the Trust and the Paying Agent in respect of the Trust Estate at the direction of the Certificateholder.

(b)          The Certificateholders of 100% Percentage Interest of the Certificates will have the right, but not the obligation, in their sole discretion, to instruct the Indenture Trustee in writing to retain in the Trust Collection Account all or a portion of distributions otherwise payable to them pursuant to Section 8.4(a), or Section 8.4(c) of the Indenture. If the Certificateholders make this election, these amounts will be treated as collections during the then-current Collection Period and the Certificateholders will have no claim to such amounts (unless distributed on a subsequent Payment Date pursuant to Section 8.4 of the Indenture).

(c)          On each Payment Date, the Paying Agent shall send by first class mail or other reasonable means (including, but not limited to, posting on the Paying Agent's website at https://www.unionbank.com/commercial-bank/trust-custody/corporate-trust-services/asset-backed-servicer-reports.jsp) the Servicer Certificate prepared by the Servicer pursuant to Section 8.3 of the Indenture to each Person that was a Certificateholder as of the close of business on the related Record Date. Certificate Owners may obtain copies of such reports upon a request in writing to the Paying Agent at the Corporate Trust Office of the Indenture Trustee.

(d)          If any withholding tax is imposed on distributions of the Trust Estate (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to each Certificateholder sufficient funds for the payment of any withholding tax that is legally owed by the Trust in respect of any distribution (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Paying Agent may in its sole discretion withhold such amounts in accordance with this Section 5.01(d). If a

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Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee and the Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Trust, the Owner Trustee and the Paying Agent for any out-of-pocket expenses incurred. The Depositor, as initial Certificateholder, agrees to provide to the Paying Agent (and from time to time thereafter, so long as it is a Certificateholder, upon the reasonable request of the Paying Agent), executed originals of Internal Revenue Service Form W-9 certifying that the Depositor is exempt from U.S. federal backup withholding tax.

SECTION 5.02         Method of Payment. Subject to Section 9.01(c) and the Indenture, distributions required to be made to Certificateholders on any Payment Date and all amounts received by the Trust or the Owner Trustee on any other date that are payable to the Certificateholder pursuant to this Agreement or any other Transaction Document to which the Trust is a party, shall be made to each Certificateholder of record on the preceding Record Date either (x) by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions no later than the Record Date prior to such Payment Date, or (y) if such Certificateholder does not qualify under clause (x), by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution on a non U.S. Certificateholder), the Owner Trustee (or the Paying Agent on its behalf) may in its sole discretion withhold such amounts in accordance with this Section 5.02. If a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out of pocket expenses incurred.

SECTION 5.03         No Segregation of Monies; No Interest. Monies received by the Paying Agent hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Paying Agent shall not be liable for any interest thereon.

SECTION 5.04         Accounting and Reports to the Certificateholders, the Internal Revenue Service and Others. The Administrator shall deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, or as may be requested by such Certificateholder, such information, reports or statements as may be necessary to enable each Certificateholder to prepare its federal and state income tax returns.  Consistent with the Trust’s characterization for tax purposes as a disregarded entity so long as the Depositor or any other Person is the sole Certificateholder, no federal income tax return shall be filed on behalf of the Trust unless either (i) the Owner Trustee shall be provided with an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, or as a result of a transfer permitted by Section 3.03, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return.  In the event that there shall be two or more beneficial owners of the Trust, the Administrator shall inform the Indenture Trustee in writing of such event, (x) the Administrator shall prepare or shall cause to be prepared federal and, if applicable, state or local partnership tax returns, with all such necessary information

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provided to it, required to be filed by the Trust and shall remit such returns to the Depositor (or if the Depositor no longer owns any Certificates, the Certificateholder designated for such purpose by the Depositor to the Owner Trustee in writing (provided that if no such designation is made, such returns shall be remitted to the Certificateholder that holds the Certificate representing the “eligible horizontal residual interest” (as such term is defined in the Credit Risk Retention Rules))) at least (5) days before such returns are due to be filed, and (y) capital accounts shall be maintained by the Administrator for each Certificateholder in accordance with the Treasury Regulations under Section 704(b) of the Code reflecting each such Certificateholder’s  share of the income, gains, deductions, and losses of the Trust and/or guaranteed payments made by the Trust and contributions to, and distributions from, the Trust.  The Administrator shall prepare any such return with all elections the Administrator deems appropriate, except that no election shall be made to treat the Trust as an association taxable as a corporation.  The Depositor (or such designee Certificateholder, as applicable) shall promptly sign such returns and deliver such returns after signature to the Administrator and such returns shall be filed by the Administrator with the appropriate tax authorities.  In the event that a “tax matters partner” (within the meaning of Code Section 6231(a)(7)) is required to be appointed with respect to the Trust, the Depositor or its designee is hereby designated as tax matters partner or, if the Depositor is not a Certificateholder, the Certificateholder selected by a majority of the Certificateholders (by Percentage Interest) shall be designated as tax matters partner; provided that if no such selection is made, the Certificateholder that holds the Certificate representing the “eligible horizontal residual interest” (as such term is defined in the Credit Risk Retention Rules) shall be designated as the tax matters partner.  If the Trust is classified as a partnership for federal income tax purposes (i) for any taxable period beginning before December 31, 2017 (or for state and local tax purposes, later taxable periods if relevant), the “tax matters partner” shall represent the Trust in connection with all examinations of the Trust’s affairs by tax authorities, including resulting judicial and administrative proceedings, and (ii) for any taxable period beginning after December 31, 2017, the “tax matters partner” shall be designated as the “partnership representative” within the meaning of Section 6223 of the Code (as amended by P.L. 114-74, the Bipartisan Budget Act of 2015) and the Trust will, to the extent practicable, make the election described in Section 6226 of the Code (as amended by P.L. 114-74, the Bipartisan Budget Act of 2015). If the Trust is obligated to pay any amount to a governmental agency or body or to any other Person (or otherwise makes a payment) because of a Certificateholder’s status or otherwise specifically attributable to a Certificateholder (including any taxes arising under P.L. 114-74, the Bipartisan Budget Act of 2015, and changes to the Code relating thereto), then such Certificateholder shall, at the Trust’s sole election, either (i) pay the entire amount (including any interest, penalties and expenses associated with such payment) the Trust is obligated to pay because of such Certificateholder’s status or attributable to such Certificateholder to the Trust at least five days prior to the due date for such payment by the Trust, or (ii) promptly reimburse the Trust in full for the entire amount any and all such amounts paid by or on behalf of the Trust (including any interest, penalties and expenses associated with such payment).

SECTION 5.05         Signature on Returns. The Depositor (or, if the Depositor no longer owns any of the Certificates, the Certificateholder designated for such purpose pursuant to Section 5.04) or the Administrator (if permitted by law) shall sign the tax returns of the Trust on behalf of the Trust, unless applicable law requires the Owner Trustee to sign such documents, in which case such documents shall be presented to the Owner Trustee along with a

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written direction from the Depositor that such documents are to be signed by the Owner Trustee, as required by applicable law.

ARTICLE VI

Authority and Duties of Owner Trustee

SECTION 6.01         General Authority. The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Trust is to be a party, the Notes and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party, and any amendment or supplement thereto, and, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the presentation of such documents for execution to the Owner Trustee by or on behalf of the Depositor or its counsel. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Transaction Documents.

SECTION 6.02         General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer such responsibilities in respect of the Trust in the interest of the Certificateholders, subject to the Transaction Documents to which the Trust is a party and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Transaction Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. The Owner Trustee shall have no duty to monitor or supervise the Administrator.

SECTION 6.03         Action upon Instruction

(a)          Subject to Article IV and in accordance with the terms of the Transaction Documents to which the Trust is a party, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

(b)          The Owner Trustee shall not be required to take any action hereunder or under any Transaction Document to which the Trust is a party if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document to which the Trust is a party or is otherwise contrary to law.

(c)          Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Transaction Document to which the Trust is a party, the Owner Trustee shall promptly give notice (in such

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form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be personally liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Transaction Documents to which the Trust is a party, as it shall deem necessary, and shall have no liability to any Person for such action or inaction.

(d)          In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Transaction Document to which the Trust is a party or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be personally liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Transaction Documents to which the Trust is a party, as it shall deem necessary, and shall have no liability to any Person for such action or inaction.

SECTION 6.04         No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties (including fiduciary duties) or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee, and no authority or authorization of the Owner Trustee shall be construed as a duty. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any filing, including any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Transaction Document. The Owner Trustee nevertheless agrees that it will promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

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SECTION 6.05         No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents to which the Trust is a party, or (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

SECTION 6.06         Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income, state and local income and franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or state income or franchise tax purposes or (iii) cause the Trust or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for federal income, state and local income or franchise tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.06.

SECTION 6.07         Issuance of Notes. The Owner Trustee is hereby authorized and directed on behalf of the Trust to execute, issue and deliver the Notes pursuant to the Indenture.

SECTION 6.08         Doing Business in Other Jurisdictions. Notwithstanding anything contained herein or in any other Transaction Document to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than any state in which it is qualified to do business (any such state, a "State of Qualification") if the taking of such action may (i) require the consent, approval, authorization or order of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than a State of Qualification; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof, other than a State of Qualification, becoming payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than a State of Qualification for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee, as the case may be, contemplated hereby or in any other Transaction Document. In the event that the Owner Trustee does not take any action because such action may result in the consequences described in the preceding sentence, it will appoint an additional trustee pursuant to Section 10.05 to proceed with such action.

SECTION 6.09         Communications Regarding Demands to Repurchase Transaction Units. The Owner Trustee shall provide notice to World Omni and the Depositor as soon as practicable of all demands communicated to a Responsible Officer of the Owner Trustee for the repurchase or replacement of any Transaction Unit for breach of the representations and warranties concerning such Transaction Unit. Subject to this Section 6.09, the Owner Trustee shall have no obligation to take any other action with respect to a demand. However, the Owner Trustee shall, upon written request of either World Omni or the Depositor, provide notification to World Omni and the Depositor with respect to any actions taken by the Owner Trustee with respect to any such demand communicated to a Responsible Officer of the Owner Trustee in

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respect of any Transaction Units, such notifications to be provided by the Owner Trustee as soon as practicable and in any event within five Business Days of such request or such other time frame as may be mutually agreed to by the Owner Trustee and World Omni or the Depositor, as applicable. Such notices shall be provided to World Omni and the Depositor at: (a) in the case of World Omni, World Omni Financial Corp., 190 Jim Moran Boulevard, Deerfield Beach, Florida 33442, Telecopy: (954) 429-2685, Attention: Treasurer, and (b) in the case of the Depositor, to World Omni Auto Leasing LLC, 190 Jim Moran Boulevard, Deerfield Beach, Florida 33442, Telecopy: (954) 429-2685, Attention: Treasurer, or at such other address or by such other means of communication as may be specified by World Omni or the Depositor to the Owner Trustee from time to time. The Owner Trustee acknowledges and agrees that the purpose of this Section 6.09 is to facilitate compliance by World Omni and the Depositor with the Repurchase Rules and Regulations. The Owner Trustee acknowledges that interpretations of the requirements of the Repurchase Rules and Regulations may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by World Omni and the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of the Repurchase Rules and Regulations. The Owner Trustee shall cooperate fully with World Omni and the Depositor to deliver any and all records and any other information in its actual possession that are reasonably requested in writing by World Omni or the Depositor and necessary in the good faith determination of World Omni and the Depositor to permit them to comply with the provisions of Repurchase Rules and Regulations. In no event shall the Owner Trustee have (i) any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities except as expressly set forth in this Section 6.09. The obligations of the Owner Trustee under the first two sentences of this Section 6.09 to notify the Depositor and World Omni of any such demand made in non-written form shall not be applicable during such time as the interpretations of the requirements of the Repurchase Rules and Regulations explicitly require reporting by World Omni and the Depositor solely with respect to demands in written form.

ARTICLE VII

Concerning the Owner Trustee

SECTION 7.01         Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Trust Estate upon the terms of this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Transaction Document under any circumstances, except (i) for its own willful misconduct or negligence (including where such willful misconduct or negligence results in non-compliance with any covenant or agreement of the Owner Trustee herein), (ii) for liabilities arising from the failure by the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.04 hereof, (iii) in the case of the inaccuracy of any representation or

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warranty contained in Section 7.03 expressly made by the Owner Trustee or (iv) for federal or state taxes, fees or other charges, based on or measured by any fees, commissions or compensation received by the Owner Trustee in connection with any of the transactions contemplated by this Agreement or any of the Transaction Documents. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)          The Owner Trustee shall not be liable for any error of judgment made by the Owner Trustee;

(b)          The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Certificateholder (provided that the instructions have been given by the requisite Percentage Interest of the Certificates pursuant to this Agreement or one of the Transaction Documents, as applicable);

(c)          No provision of this Agreement or any Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of their rights or powers hereunder or under any Transaction Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to them;

(d)          Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes and distributions on the Trust Certificates;

(e)          The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of the Trust Estate, or for or in respect of the validity or sufficiency of the Transaction Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall not in any event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein;

(f)          The Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Depositor, the Indenture Trustee or the Servicer under any of the Transaction Documents or otherwise, and the Owner Trustee shall not have any obligation or liability to perform the obligations of the Trust under this Agreement or the Transaction Documents including those that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Servicer under the Exchange Note Servicing Supplement and the Depositor under the Exchange Note Sale Agreement and the Exchange Note Transfer Agreement;

(g)          The Owner Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to it (as such and in its individual capacity) reasonable security or

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indemnity satisfactory to the Owner Trustee against the costs, expenses and liabilities that may be incurred by it therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its own negligence or willful misconduct in the performance of any such act;

(h)          The Owner Trustee shall not be liable for any losses due to forces beyond the control of the Owner Trustee, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities or communications services;

(i)          In no event shall the Owner Trustee be personally liable (i) for special, consequential, indirect or punitive damages (including lost profits), (ii) for the acts or omissions of its nominees, correspondents, clearing agencies or securities depositories and (iii) for the acts or omissions of brokers or dealers. The Owner Trustee shall have no responsibility for the accuracy of any information provided to the Certificateholders or any other Person that has been obtained from, or provided to the Owner Trustee;

(j)          Notwithstanding anything to the contrary herein or any Transaction Document, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Trust or any other Person, any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002; and

(k)          The Owner Trustee has not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, financial or investment implications and consequences of the formation, funding and ongoing administration of the Trust. The Owner Trustee has no duties to the Depositor, any Certificateholder, the Trust or any other Person with respect to these matters.

SECTION 7.02         Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefore, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents. The Owner Trustee shall have no responsibility for the accuracy of any information provided to the Certificateholders or any other Person that has been obtained from, or provided to the Owner Trustee.

SECTION 7.03         Representations and Warranties of the Owner Trustee. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

(a)          It is a national banking association duly formed and validly existing under the laws of the United States of America. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

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(b)          It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)          Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will (i) contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, (ii) constitute any default under its charter documents or bylaws, (iii) constitute any default under any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or (iv) result in the creation or imposition of any lien, charge or encumbrance on the Trust Estate resulting from actions by or claims against the Owner Trustee which are unrelated to this Agreement or the other Transaction Documents.

(d)          It has the power and authority to execute and deliver this Agreement and, on behalf of the Trust, the other Transaction Documents to which the Trust is a party and to carry out their respective terms; and the execution, delivery, and performance of this Agreement by it and the other Transaction Documents to which the Trust is a party have been duly authorized by all necessary corporate action.

(e)          This Agreement constitutes the legal, valid, and binding obligation of the Owner Trustee, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

SECTION 7.04         Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper (whether in its original or facsimile form) believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof require and rely on a certificate, signed by president or any vice president or by the treasurer or other authorized officer of an appropriate Person, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)          In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with it, and the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall

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not be personally liable for anything done, suffered or omitted in good faith which it believes to be authorized or within its rights or powers, in accordance with the opinion or advice of any such counsel, accountants or other such Persons and which is not to the actual knowledge of a Responsible Officer of the Owner Trustee contrary to this Agreement or any Transaction Document.

SECTION 7.05         Not Acting in Individual Capacity. Except as expressly provided in this Article VII, in accepting the trusts hereby created, U.S. Bank Trust National Association acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof. Without limiting the generality of the foregoing, and notwithstanding any other provision, all rights, benefits, protections, privileges, immunities, and indemnities of the Owner Trustee under this Agreement or any other Transaction Document shall survive the resignation or removal of the Owner Trustee and the termination of this Agreement and shall apply to the Trustee as such, in its individual capacity, and in each other capacity in which it acts hereunder (including, without limitation, as Certificate Registrar).

SECTION 7.06         Owner Trustee Not Liable for Certificates. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Transaction Document or of the Certificates (other than the signature and authentication of the Owner Trustee on the Certificates) or the Notes, or of the Exchange Note or related documents. The Owner Trustee shall not at any time have any responsibility or personal liability for or with respect to the legality, validity and enforceability of the Exchange Note, or the perfection and priority of any security interest in the Exchange Note or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of the Exchange Note; the existence and enforceability of any insurance thereon; the existence and contents of the Exchange Note on any computer or other record thereof; the validity of the assignment of the Exchange Note to the Trust or of any intervening assignment; the completeness of the Exchange Note; the performance or enforcement of the Exchange Note; the compliance by the Trust, the Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Trust.

SECTION 7.07         Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

SECTION 7.08         Legal Proceedings. As required by Regulation AB, the Owner Trustee will promptly as practicable notify the Servicer, the Depositor and the Issuing Entity of the commencement or, if applicable, the termination of any and all legal proceedings of which any property of the Owner Trustee is the subject, that is material to the Noteholders and

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any such proceedings known to be contemplated by governmental authorities. In addition, the Owner Trustee will furnish to the Servicer, the Depositor and the Issuing Entity, in writing, the necessary disclosure describing such proceedings required to be disclosed under Item 1117 of Regulation AB, for inclusion in reports filed pursuant to the Exchange Act.

ARTICLE VIII

Compensation of Owner Trustee

SECTION 8.01         Owner Trustee's Fees and Expenses. The Owner Trustee shall receive from the Administrator (unless otherwise paid pursuant to Section 5.4(b)(i) of the Indenture) as compensation for its services hereunder during the term of this Agreement such fees as have been separately agreed upon in writing before the date hereof between the Administrator and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Administrator pursuant to the Administration Agreement (unless otherwise paid pursuant to Section 5.4(b)(i) of the Indenture) for its other reasonable and documented expenses hereunder, including the reasonable and documented compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The provisions of this Section 8.01 shall survive the resignation or removal of the Owner Trustee and the termination of this Agreement.

SECTION 8.02         Indemnification. Pursuant to the Administration Agreement (unless otherwise paid pursuant to Section 5.4(b)(i) of the Indenture), the Administrator shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its officers, directors, stockholders, employees, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable and documented costs, expenses and disbursements (including reasonable and documented legal and attorney's fees and expenses, including those related to the enforcement of such indemnity) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by or asserted against any Indemnified Party in any way relating to or arising out of the Trust, this Agreement, the Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of any Indemnified Party hereunder, except only that the Administrator shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in clauses (i), (ii), (iii) or (iv) of the third sentence of Section 7.01. The provisions of this Section 8.02 shall survive the resignation or removal of the Owner Trustee and the termination of this Agreement.

SECTION 8.03         Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Trust Estate simultaneously with such payment.

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ARTICLE IX

Termination of Trust Agreement

SECTION 9.01         Termination of Trust Agreement. (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect upon the completion of winding up the Trust after its dissolution, which dissolution shall occur immediately prior to the final distribution by the Owner Trustee or Paying Agent of all monies or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Exchange Note Transfer Agreement, and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)          Except as provided in Section 9.01(a), neither the Depositor nor any Certificateholder shall be entitled to dissolve, revoke or terminate the Trust.

(c)          Notice of any dissolution of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Paying Agent by letter to Certificateholders mailed within five Business Days of receipt of actual notice of such termination from the Servicer given pursuant to Section 15.1(b) of the Exchange Note Servicing Supplement, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, and, as a result, payments will be made only upon presentation and surrender of the Trust Certificates by Certificateholders at the office of the Paying Agent therein specified. The Paying Agent shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Owner Trustee at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02.

In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee or Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust Estate after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor subject to applicable escheat laws.

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SECTION 9.02         Dissolution of the Trust. Upon dissolution of the Trust, the Administrator shall wind up the business and affairs of the Trust as required by Section 3808 of the Statutory Trust Act. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Trust in respect of the Indenture and the Notes, the Administrator, in the absence of actual knowledge of any other claim against the Trust, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Act and upon the written direction and at the expense of the Certificateholder the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Delaware Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act, at which time the Trust shall terminate and this Agreement (other than Article VIII) shall be of no further force or effect.

ARTICLE X

Successor Owner Trustees and Additional Owner Trustees

SECTION 10.01         Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be an entity satisfying the provisions of Section 3807(a) of the Statutory Trust Act and it shall at all times be authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authorities and having (or having a parent which has) a long-term rating in any generic rating category which signifies investment grade by each Rating Agency or a rating otherwise acceptable to each Rating Agency. If such entity shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign promptly in the manner and with the effect specified in Section 10.02.

SECTION 10.02         Resignation or Removal of Owner Trustee. (a) Subject to paragraph (c) of this Section, the Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee which satisfies that eligibility requirements set forth in Section 10.01 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee, as applicable, may petition (at the expense of the Depositor) any court of competent jurisdiction for the appointment of a successor Owner Trustee. (b) Subject to paragraph (c) of this Section, if at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner

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Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator or the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentences, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee and one copy to the Depositor, together with the basis for removal.

(c) Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and in the case of removal payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency. Any costs associated with the removal of the Owner Trustee shall be paid by the Administrator.

SECTION 10.03         Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

Upon written acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 Business Days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

Any successor Owner Trustee appointed hereunder shall promptly file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware as required by the Statutory Trust Act.

SECTION 10.04         Merger or Consolidation of the Owner Trustee. Any corporation or other entity into which the Owner Trustee may be merged or converted or with

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which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor to and assume all obligations of the Owner Trustee, without the execution or filing of any assignment or other instrument or any further act on the part of such other entity or any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to Section 10.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Administrator and the Depositor, which shall promptly deliver such notice to each Rating Agency.

SECTION 10.05         Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Closed-End Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)          All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)          No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c)          The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee without notice to any Rating Agency or any other Person.

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Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE XI

Miscellaneous

SECTION 11.01         Supplements and Amendments. This Agreement may be amended by the Depositor and the Owner Trustee, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provision in this Agreement (including to further prevent or help avoid the application to the Certificates of the Treasury Regulations (or other interpretive guidance) issued under Section 385 of the Code) or for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders. Such amendments require: (i) satisfaction of the Rating Agency Condition and (ii) an Officer's Certificate of the Depositor stating that the amendment will not materially and adversely affect the interest of any Noteholder or Certificateholder.

This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with the consent of holders of greater than 50% of the Outstanding Amount of the Controlling Securities (unless (i) the interests of the Noteholders are not affected materially and adversely, (ii) an Officer's Certificate to that effect is delivered to the Indenture Trustee by the Depositor and (iii) satisfaction of the Rating Agency Condition) and the consent of the Certificateholders evidencing greater than a 50% Percentage Interest of the Trust Certificates (unless (i) the interests of the Certificateholders are not affected materially and adversely, (ii) an Officer's Certificate to that effect is delivered to the Owner Trustee by the Depositor), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Transaction Units or distributions that shall be required to be made for the benefit of the

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Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Controlling Securities and the Percentage Interest in the Trust Certificates required to consent to any such amendment, without the consent of the holders of all the Outstanding Notes and Certificates affected thereby.

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Administrator and the Administrator shall furnish such notice to each Certificateholder, the Indenture Trustee and each Rating Agency.

It shall not be necessary for the consent of Certificateholders, Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into, and unless the Owner Trustee shall consent thereto shall not be bound by, any such amendment or any amendment to any Transaction Document that affects the Owner Trustee's own rights, duties, benefits, protection, privileges, indemnities or immunities under this Agreement or otherwise.

In connection with the execution of any amendment to this Agreement or any amendment of any other agreement to which the Issuing Entity is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel or certificate of the Administrator to the effect that such amendment is authorized or permitted by the Transaction Documents and that all conditions precedent in the Transaction Documents for the execution and delivery thereof by the Issuing Entity or the Owner Trustee, as the case may be, have been satisfied.

SECTION 11.02         No Legal Title to Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

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SECTION 11.03         Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator, the Servicer and, to the extent expressly provided herein, the Indenture Trustee, the Noteholders and the Indemnified Parties, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.04         Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or on the next Business Day after delivery if delivered by a recognized overnight courier or upon receipt of written confirmation of receipt of facsimile, if delivered by facsimile (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee) or upon receipt by electronic mail, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to World Omni Auto Leasing LLC, 190 Jim Moran Boulevard, Deerfield Beach, Florida 33442, telephone: 954-429-2200, facsimile: 954-429-2685, Attention: Treasurer; or, as to each party, at such other address or electronic mail address as shall be designated by such party in a written notice to each other party.

(b)          Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

(c)          Notwithstanding any of the foregoing, with the consent of the appropriate party to this Agreement, the obligations of World Omni and any Affiliate of World Omni to deliver or provide any demand, delivery, notice, communication or instruction to such party other than a Noteholder shall be satisfied by World Omni or such Affiliate, as the case may be, making such demand, delivery, notice, communication or instruction available at https://via.intralinks.com/, or such other website or distribution service or provider as World Omni or such Affiliate, as applicable, shall designate by written notice to the other parties hereto.

SECTION 11.05         Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.06         Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.07         Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its

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permitted assignees, the Owner Trustee and its successors, and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

SECTION 11.08         No Petition. To the fullest extent permitted by applicable law, the Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Transaction Documents.

SECTION 11.09         No Recourse. Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Transaction Documents to which such parties are a party.

In the event that a Certificateholder (other than the Depositor) is deemed, under applicable law by any court or other authority of competent jurisdiction, to have an interest in any assets of the Depositor or any Affiliate of the Depositor other than the beneficial interest in the Trust ("other assets"), the parties to this Agreement and the Certificateholders acknowledge and agree that: (i) such Certifcateholder's Certificate represents an undivided beneficial interest in the assets of the Trust and the Trust Estate only, (ii) any such Certificateholder's claim against any other assets shall be, and hereby is, subject and subordinate in all respects to the rights of other Persons to whom rights in the other assets have been expressly granted ("entitled Persons"), including to the payment in full of all amounts owing to such entitled Persons, and (iii) the covenant set forth in the preceding clause (ii) constitutes a "subordination agreement" within the meaning of, and subject to, Section 510(a) of the Bankruptcy Code.

SECTION 11.10         Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.11         GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; provided, however, that to the fullest extent permitted by law, there shall not be applicable to the parties hereunder or this Agreement any provision of the laws (common or statutory) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms

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hereof, (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees, provided, further, that no provision contained herein shall be construed to eliminate the implied covenant of good faith and fair dealing. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

SECTION 11.12         Waiver of Jury Trial. To the extent permitted by applicable law, each party hereto, and each Certificateholder, by its acceptance of a Trust Certificate, irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

SECTION 11.13         Information Requests. The parties hereto shall provide any information reasonably requested by the Servicer, the Trust, the Depositor or any of their Affiliates at the expense of the Servicer, the Trust, the Depositor or any of their Affiliates, as applicable, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

ARTICLE XII

COMPLIANCE WITH REGULATION AB

SECTION 12.01         Intent of the Parties; Reasonableness. The Depositor and the Owner Trustee acknowledge and agree that the purpose of this Article XII is to facilitate compliance by the Depositor with the provisions of Regulation AB and the related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Depositor's compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Owner Trustee agrees to cooperate in good faith with the Depositor and shall deliver (and cause each of its Reporting Subcontractors, if any, to deliver) to the Depositor any information reasonably requested by the Depositor regarding the Owner Trustee which is required in order to enable the Depositor to comply with the provisions of Items 1109(a), 1109(b), 1117 and 1119 of Regulation AB or any of its other Exchange Act reporting obligations as it relates to the Owner Trustee or to the Owner Trustee's obligations under this Agreement (including with respect to any of its successors or predecessors; provided, however, that this parenthetical shall apply only to the successors or predecessors of the Owner Trustee contemplated by Section 10.04 hereof). The obligations of the Owner Trustee to provide such information shall survive the removal or resignation of the Owner Trustee hereunder.

34

SECTION 12.02         Information to Be Provided by the Owner Trustee. The Owner Trustee shall (i) on or before the fifth Business Day following a written request of the Depositor, provide to the Depositor, in writing, such information regarding the Owner Trustee as is requested for the purpose of compliance with Item 1117 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Owner Trustee of any changes to such information, provide to the Depositor, in writing, updated information necessary for compliance with Item 1117 of Regulation AB.

The Owner Trustee shall (i) on or before the fifth Business Day following a written request of the Depositor in connection with the preparation of any required quarterly or annual report, provide to the Depositor such information regarding the Owner Trustee as is requested for the purpose of compliance with Items 1109(a), 1109(b) and 1119 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Owner Trustee of any changes to such information, provide to the Depositor, in writing, updated information. Such information shall include, at a minimum:

(a)          the Owner Trustee's name and form of organization;

(b)           a description of the extent to which the Owner Trustee has had prior experience serving as a trustee for asset-backed securities transactions involving assets of the same type as the Exchange Note and related assets;

(c)           a description of any affiliation between the Owner Trustee and any of the following parties to a Securitization Transaction, as such parties are identified to the Owner Trustee by the Depositor in writing in advance of such Securitization Transaction:

(i)	the sponsor;

(ii)	any depositor;

(iii)	the issuing entity;

(iv)	any servicer;

(v)	any trustee;

(vi)	any originator;

(vii)	any significant obligor;

(viii)	any enhancement or support provider, including any swap or cap counterparty;

(ix)	any asset representations reviewer; and

(x)	any other material transaction party.

35

In connection with the above-listed parties, a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the asset-backed securities transaction, that currently exists or that existed during the past two years and that is material to an investor's understanding of the asset-backed securities.

*     *     *     *     *     *

36

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

WORLD OMNI AUTO LEASING LLC,
as Depositor

By:	/s/ Bryan Romano
Name: Bryan Romano
Title: Assistant Treasurer

U.S. BANK TRUST NATIONAL ASSOCIATION, as Owner Trustee,

By:	/s/ Edwin Janis
Name: Edwin Janis
Title: Vice President

MUFG Union Bank, N.A. acknowledges and accepts, as of the date first above written, its appointment as Paying Agent in accordance with the terms of this Agreement and agrees to be bound by the terms of this Agreement applicable to the Paying Agent.

By:	/s/ Rafael E. Miranda
Name:	Rafael E. Miranda
Title:	Vice President

37

EXHIBIT A

FORM OF TRUST CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED TO THE NOTES, AS AND TO THE EXTENT SET FORTH IN THE TRANSACTION DOCUMENTS.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER HEREOF IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE OWNER TRUSTEE (i) THAT IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE 1933 ACT (AN "ACCREDITED INVESTOR") AND THAT IT IS ACQUIRING THIS CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF, (ii) THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT (A "QUALIFIED INSTITUTIONAL BUYER") AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) OR (iii) THAT IT IS AN INVESTOR THAT IS OTHERWISE PERMITTED TO ACQUIRE THIS CERTIFICATE UNDER THE TRUST AGREEMENT.

TRANSFER OF THE CERTIFICATES IS SUBJECT TO CERTAIN RESTRICTIONS. PROSPECTIVE PURCHASERS OF THE CERTIFICATES ARE REFERRED TO THE TERMS OF THE TRUST AGREEMENT (AS HEREINAFTER DEFINED) WITH RESPECT TO SUCH RESTRICTIONS. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE TERMS OF THIS CERTIFICATE AND THE TERMS OF THE TRUST AGREEMENT, THE TRUST AGREEMENT SHALL GOVERN.

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE TRUST AGREEMENT, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO

Ex. A-1

THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE OWNER TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE OWNER TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR, ANY AFFILIATE OF THE DEPOSITOR OR THE OWNER TRUSTEE) SATISFACTORY TO THE DEPOSITOR AND THE OWNER TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.

EACH SECURITYHOLDER, BY ITS ACCEPTANCE OF THIS SECURITY, COVENANTS AND AGREES THAT SUCH SECURITYHOLDER, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE TRUST AGREEMENT, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE TRUST OR THE DEPOSITOR TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING AN INVOLUNTARY CASE AGAINST THE TRUST OR THE DEPOSITOR UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW, OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE TRUST OR THE DEPOSITOR OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE TRUST OR THE DEPOSITOR.

No transfer of this Certificate shall be made to any Person unless the Certificate Registrar has received (A) a certificate in the form of paragraph 3 to the Investment Letter attached to the trust agreement as Exhibit D from such Person to the effect that such Person is not and is not acting on behalf of (i) an "employee benefit plan" as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, (ii) a "plan" described in section 4975(e)(1) of the internal revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the code, (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (iv) any plan that is subject to any federal, state or local law that is substantially similar to the foregoing provisions of ERISA or Section 4975 of the

Ex. A-2

Code ("Similar Law") (each, a "Plan") or (B) an opinion of counsel satisfactory to the Owner Trustee, the Certificate Registrar and the Depositor to the effect that the purchase and holding of this Certificate by such Person (i) will not result in the assets of the Issuing Entity being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA, Section 4975 of the Code or Similar Law and will not subject the Owner Trustee, the Indenture Trustee, the Certificate Registrar, the Servicer or the Depositor to any obligation in addition to those undertaken in the Basic Documents and (ii) will not constitute or result in a NON-EXEMPT prohibited transaction under ERISA, Section 4975 of the Code or Similar Law. in addition, No transfer of this Certificate shall be made to any Person that is a plan subject to title I of erisa or section 4975 of the code unless the Certificate Registrar has received a certificate in the form of paragraph 4 to the Investment Letter attached to the trust agreement as Exhibit D that the person satisfies certain other requirements. The preparation and delivery of the certificate and opinions referred to above with respect to a proposed transfer shall not be an expense of the Issuing Entity, the Owner Trustee, the Certificate Registrar, the Indenture Trustee, World Omni (in any capacity) or the Depositor. Any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee.

Ex. A-3

NO.:

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2018-A

CERTIFICATE

Evidencing a fractional undivided interest in the Trust, as defined below, the property which consists of the Exchange Note (transferred to the Trust on the Closing Date, all monies received after the applicable Cut-Off Date; the Accounts; and certain other rights under the Trust Agreement and Exchange Note Transfer Agreement and all proceeds of the foregoing (but excluding the Notes and Trust Certificates).

THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF AUTO LEASE FINANCE LLC, WORLD OMNI AUTO LEASING LLC, WORLD OMNI FINANCIAL CORP. OR ANY OF THEIR RESPECTIVE AFFILIATES.

THIS CERTIFIES THAT ________________ is the registered owner of ___% nonassessable, fully-paid, fractional undivided interest in World Omni Automobile Lease Securitization Trust 2018-A (the "Trust"), formed by World Omni Auto Leasing LLC, a Delaware limited liability company (the "Depositor").

OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee			U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee

		OR	By:
as Authenticating Agent
By:
	Authorized Officer		By:	Authorized Officer

Ex. A-4

The Trust was created pursuant to a Trust Agreement dated January 30, 2018 (as amended and restated as of March 14, 2018 and as may be further amended, restated or supplemented from time to time, the "Trust Agreement"), between the Depositor and U.S. Bank Trust National Association, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Indenture, dated as of March 14, 2018 (as amended and supplemented from time to time, the "Indenture"), between the Trust and MUFG Union Bank, N.A., as indenture trustee, as applicable.

This Certificate is one of the duly authorized Certificates designated as "Trust Certificates" (herein called the "Trust Certificates"). Also issued under an Indenture are the Notes designated as "Asset-Backed Notes" (the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Certificateholder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust consists of the Exchange Notes transferred to the Trust on the Closing Date, all monies received after the applicable Cut-Off Date; the Accounts; and certain other rights under the Trust Agreement and Exchange Note Transfer Agreement, dated as of March 14, 2018 (as amended and supplemented from time to time, the "Exchange Note Transfer Agreement"), between the Trust and the Depositor, and all proceeds of the foregoing (but excluding the Notes and Trust Certificates). The rights of the Certificateholders are subordinated to the rights of the Noteholders, as and to the extent set forth in the Transaction Documents.

Under the Trust Agreement, there will be distributed on the 15th of each month of each year or, if such day is not a Business Day, the immediately following Business Day (each, a "Payment Date"), commencing on April 16, 2018, to the Person in whose name this Trust Certificate is registered at the close of business on the Business Day immediately preceding such Payment Date (the "Record Date"), such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Payment Date as is provided in the Transaction Documents.

The Certificateholder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Transaction Documents.

It is the intention of the Depositor, the Servicer, the Administrator and the Certificateholders that, solely for federal, state and local income and franchise tax purposes, (a) so long as the Trust has only one Certificateholder, the Trust will be disregarded as a separate entity and (b) at such time as the Trust has more than one Certificateholder, the Trust will be treated as a partnership. Neither the Servicer, the Administrator nor the Depositor or any Certificateholder will take any action to the contrary.

Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor of, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United

Ex. A-5

States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Transaction Documents.

Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Certificateholder without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee or Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for that purpose by the Owner Trustee.

Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an Authorized Officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or the Exchange Note Transfer Agreement or be valid for any purpose.

THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Ex. A-6

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2018-A

	By:	U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee

Dated:		By:
Authorized Signatory

Ex. A-7

[REVERSE OF TRUST CERTIFICATE]

The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee, or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Transaction Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Exchange Notes (and certain other amounts), all as more specifically set forth herein and in the Exchange Note Transfer Agreement. A copy of each of the Exchange Note Transfer Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Certificateholders of not less than a 50.1% Percentage Interest in the Trust Certificates and holders of not less than 50.1% of the Outstanding Amount of the Controlling Securities. Any such consent by the Certificateholder of this Trust Certificate shall be conclusive and binding on such Certificateholder and on all future Certificateholders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Trust Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee, accompanied by (i) a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing and (ii) certain opinions required by Section 3.03 of the Trust Agreement, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Owner Trustee.

Except as provided in the Trust Agreement, the Trust Certificates shall be issued in a 100% Percentage Interest. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

Ex. A-8

The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

Ex. A-9

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

________________________________________*/

Signature Guaranteed:

____________________________*/

_________________

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

Ex. A-10

EXHIBIT B

CERTIFICATE OF TRUST OF

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2018-A

This Certificate of Trust of WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2018-A (the "Trust"), is being duly executed and filed by the undersigned, not in its individual capacity but solely as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the "Act").

1.          Name. The name of the statutory trust formed hereby is World Omni Automobile Lease Securitization Trust 2018-A.

2.          Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are U.S. Bank Trust National Association, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801.

3.          Effective Date. This Certificate of Trust shall be effective upon filing.

*   *   *   *   *

Ex. B-1

IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

By:
Name:
Title:

Ex. B-2

EXHIBIT C

FORM OF TRANSFEROR CERTIFICATE

[DATE]

World Omni Auto Leasing LLC

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

U.S. Bank Trust National Association,

as Owner Trustee of

World Omni Automobile Lease Securitization Trust 2018-A

U.S. Bank Trust National Association,

as Certificate Registrar of

World Omni Automobile Lease Securitization Trust 2018-A

Re:	World Omni Automobile Lease Securitization Trust 2018-A

Trust Certificates

Ladies and Gentlemen:

In connection with our disposition of the above-referenced Trust Certificates (the "Certificates") we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

Very truly yours,

[NAME OF TRANSFEROR]

By:
Authorized Officer

Ex. C

EXHIBIT D

FORM OF INVESTMENT LETTER

World Omni Auto Leasing LLC

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

U.S. Bank Trust National Association, as Owner Trustee of

World Omni Automobile Lease Securitization Trust 2018-A

U.S. Bank Trust National Association, as Certificate Registrar of

World Omni Automobile Lease Securitization Trust 2018-A

Ladies and Gentlemen:

In connection with our proposed purchase of Trust Certificates (the "Certificates") of World Omni Automobile Lease Securitization Trust 2018-A (the "Issuing Entity"), we confirm that:

1.          We understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Certificates are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act and (y) that such Certificates may be resold, pledged or transferred only (i) to the Depositor, (ii) to an "accredited investor" as defined in Rule 501(a)(1),(2),(3) or (7) of Regulation D under the 1933 Act (an "Accredited Investor") acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Accredited Investors unless the holder is a bank acting in its fiduciary capacity) that executes a certificate substantially in the form hereof, (iii) so long as such Certificate is eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A"), to a person whom we reasonably believe after due inquiry is a "qualified institutional buyer" as defined in Rule 144A, acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers") to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the 1933 Act, in which case the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee, the Certificate Registrar and the

Ex. D-1

Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor. Except in the case of a transfer described in clauses (i) or (iii) above, the Owner Trustee shall require that a written opinion of counsel (which will not be at the expense of the Depositor, any affiliate of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee be delivered to the Depositor, the Certificate Registrar and the Owner Trustee to the effect that such transfer will not violate the 1933 Act, and will be effected in accordance with any applicable securities laws of each state of the United States. We will notify any purchaser of the Certificates from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Certificates by us that the Depositor, the Certificate Registrar and the Owner Trustee may request, and if so requested we will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

2.          [CHECK ONE]

☐	(a) We are an Accredited Investor acting for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Accredited Investors unless we are a bank acting in its fiduciary capacity). We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment for an indefinite period of time. We are acquiring the Certificates for investment and not with a view to, or for offer and sale in connection with, a public distribution.

☐	(b) We are a "qualified institutional buyer" as defined under Rule 144A under the 1933 Act and are acquiring the Certificates for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). We are familiar with Rule 144A under the 1933 Act and are aware that the seller of the Certificates and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

3.          We are not and are not acting on behalf of (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, (ii) a "plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each of clause (i) through (iii),

Ex. D-2

a "Plan") or (iv) any plan that is subject to any federal, state or local law that is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law"). We hereby acknowledge that no transfer of any Certificate shall be permitted to be made to any person unless the Owner Trustee has received (i) a certificate from such transferee to the effect of the preceding sentence or (ii) an opinion of counsel satisfactory to the Owner Trustee, the Certificate Registrar and the Depositor to the effect that the purchase and holding of any such Certificate by such person (A) will not result in the assets of the Issuing Entity being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, Section 4975 of the Code or Similar Law and will not subject the Certificate Registrar, the Owner Trustee, the Indenture Trustee, the Servicer or the Depositor to any obligation in addition to those undertaken in the Basic Documents with respect to the Certificates and (B) will not constitute or result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or Similar Law.

4.          If we are a Plan, (a) our decision to purchase and hold any of the Certificates has been made on arms' length basis by a duly authorized fiduciary (each, a "Plan Fiduciary") who is independent of the Issuing Entity, the sponsor, the Certificate Registrar, the Owner Trustee, the Servicer or the Depositor and their affiliates and employees, which Plan Fiduciary (A) is a fiduciary under ERISA or the Code, or both, with respect to our decision to acquire and hold such Certificates, (B) is not an IRA owner or spouse of the IRA owner (in the case of an IRA) or a participant in a Plan acting in such capacity, (C) is capable of evaluating investment risks independently, both in general and with regard to our prospective investment in such Certificates, (D) has exercised independent judgment in evaluating whether to invest the assets of the Plan in such Certificates, and (E) is either (i) a bank as defined in Section 202 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or similar institution that is regulated and supervised and subject to periodic examination by a U.S. state or U.S. federal agency, (ii) an insurance carrier which is qualified under the laws of more than one U.S. state to perform the services of managing, acquiring or disposing of assets of a plan, (iii) an investment adviser registered under the Advisers Act, or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the U.S. state in which it maintains its principal office and place of business, (iv) a broker-dealer registered under the U.S. Securities Exchange Act of 1934, as amended, or (v) holds, or has under its management or control, total assets of at least U.S. $50 million; provided, however, that we shall not be deemed to make the representation in this section to the extent that the regulations under Section 3(21) of ERISA issued by the U.S. Department of Labor on April 8, 2016 are rescinded or otherwise are not implemented in their current form. We hereby acknowledge that no transfer of any Certificate shall be permitted to be made to any person that is a Plan unless the Owner Trustee has received a certificate from such transferee to the effect of the preceding sentence.

5.          We are a United States Person (within the meaning of Section 7701(a)(30) of the Internal Revenue Code) and agree to provide the Certificate Registrar, the Owner Trustee and the Depositor on or prior to the date hereof (and from time to time

Ex. D-3

thereafter upon the reasonable request of the Certificate Registrar, the Owner Trustee or the Depositor), executed originals of Internal Revenue Service Form W-9 certifying that we are exempt from U.S. federal backup withholding tax.

6.          We understand that the Depositor, the Trust and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of the Certificates, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Depositor.

7.          You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF PURCHASER]

By:
Name:
Title:

Date:

Ex. D-4